UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-859

MASSACHUSETTS INVESTORS GROWTH STOCK FUND

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual report

Massachusetts Investors Growth Stock Fund

CONTACT INFORMATION	BACK COVER

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

11/30/07

MIG-ANN

LETTER FROM THE CEO

Dear Shareholders:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer MFS Investment Management®

January 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Top ten holdings
Google, Inc., “A”	2.7%
Microsoft Corp.	2.6%
Cisco Systems, Inc.	2.5%
Procter & Gamble Co.	2.3%
Oracle Corp.	2.2%
Genzyme Corp.	2.2%
Roche Holding AG	2.1%
State Street Corp.	2.1%
Medtronic, Inc.	2.1%
Nestle S.A.	2.0%

Equity sectors
Technology	21.8%
Health Care	19.4%
Financial Services	10.1%
Retailing	10.0%
Consumer Staples	9.9%
Industrial Goods & Services	6.9%
Special Products & Services	5.4%
Energy	5.3%
Leisure	4.7%
Transportation	1.3%
Utilities & Communications	1.2%
Basic Materials	1.1%
Autos & Housing	0.9%

Percentages are based on net assets as of 11/30/07.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended November 30, 2007, Class A shares of the Massachusetts Investors Growth Stock Fund provided a total return of 12.33%, at net asset value. This compares with a return of 12.60% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant into November. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Detractors from performance

Stock selection in the health care sector detracted from the fund’s performance relative to the Russell 1000 Growth Index during the reporting period. Eye care medical products maker Advanced Medical Optics and biotechnology firm Amgen were among the fund’s largest detractors. Shares of Advanced Medical Optics suffered a steady decline during the period due to several recalls of its lens solutions products which resulted in a dramatic decrease in eye care sales. Not owning strong-performing pharmaceutical giant Merck also dampened relative results.

Management review – continued

Stocks in other sectors that hindered relative performance included billing software company Amdocs, investment banking firms UBS(aa) (Switzerland) and Goldman Sachs(g), discount retailer Family Dollar Stores, upscale apparel retailer Nordstrom, computer company Apple, and networking chip maker Marvell Technology Group(g).

Contributors to performance

Stock selection in the retailing sector contributed to the fund’s relative performance. Avoiding poor-performing home improvement retailer Home Depot was the principal positive factor in this sector.

An overweighted position in the strong-performing consumer staples sector also benefited relative results. Food company Nestle(aa) (Switzerland) was a top contributor within this sector. Shares of Nestle gained on strong sales across all categories and geographies despite increased costs.

Security selection in both the utilities and communications and energy sectors boosted relative returns. In the utilities and communications sector, wireless communications firm America Movil(aa) (Mexico) was a positive contributor. America Movil’s shares rose as the company reported strong earnings which exceeded investors’ expectations as well as continued strength in subscriber growth and stable average revenue per user. In the energy sector, offshore drilling company Noble Corp. strengthened relative results. Shares of Noble gained on strong earnings growth, driven by solid cost controls.

Elsewhere, several individual securities aided relative returns, including metal parts manufacturer Precision Castparts, financial exchange Deutsche Boerse(aa) (Germany), credit card transactions processor First Data(g) Corp., network equipment manufacturer Juniper Networks, pharmaceutical services company Caremark(g), and financial services firm State Street Corp.

During the reporting period, currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Jeffrey Constantino	Stephen Pesek	Maureen Pettirossi
Portfolio Manager	Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/07

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a hypothetical $10,000 investment

Performance summary – continued

Total returns through 11/30/07

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	1/01/35	12.33%	9.28%	5.12%
B	9/07/93	11.66%	8.56%	4.43%
C	11/03/97	11.55%	8.55%	4.43%
I	1/02/97	12.79%	9.67%	5.50%
R	12/31/02	12.15%	9.17%	5.06%
R1	4/01/05	11.54%	8.47%	4.39%
R2	4/01/05	11.85%	8.69%	4.49%
R3	10/31/03	11.98%	8.84%	4.57%
R4	4/01/05	12.26%	9.25%	5.10%
R5	4/01/05	12.64%	9.43%	5.19%
529A	7/31/02	12.03%	8.98%	4.96%
529B	7/31/02	11.29%	8.31%	4.30%
529C	7/31/02	11.35%	8.31%	4.30%

Average annual

Comparative benchmark

Russell 1000 Growth Index (f)	12.60%	10.59%	3.98%

Average annual with sales charge

Share class
A With Initial Sales Charge (5.75%)	5.87%	7.99%	4.50%
B With CDSC (Declining over six years from 4% to 0%) (x)	7.66%	8.27%	4.43%
C With CDSC (1% for 12 months) (x)	10.55%	8.55%	4.43%
529A With Initial Sales Charge (5.75%)	5.59%	7.70%	4.34%
529B With CDSC (Declining over six years from 4% to 0%) (x)	7.29%	8.01%	4.30%
529C With CDSC (1% for 12 months) (x)	10.35%	8.31%	4.30%

Class I, R, R1, R2, R3, R4, and R5 shares do not have a sales charge. Please see Notes to Performance Summary for more details.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance summary – continued

Index Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Performance for classes R, R4, R5, and 529A shares includes the performance of the fund’s class A shares for periods prior to their offering. Performance for classes R1, R2, R3 and 529B shares includes the performance of the fund’s class B shares for periods prior to their offering. Performance for class 529C shares includes the performance of the fund’s class C shares for periods prior to their offering.

This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, June 1, 2007 through November 30, 2007

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2007 through November 30, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 6/1/07	Ending Account Value 11/30/07	Expenses Paid During Period (p) 6/1/07-11/30/07
A	Actual	0.89%	$1,000.00	$1,041.00	$4.55
	Hypothetical (h)	0.89%	$1,000.00	$1,020.61	$4.51
B	Actual	1.54%	$1,000.00	$1,037.90	$7.87
	Hypothetical (h)	1.54%	$1,000.00	$1,017.35	$7.79
C	Actual	1.54%	$1,000.00	$1,037.30	$7.87
	Hypothetical (h)	1.54%	$1,000.00	$1,017.35	$7.79
I	Actual	0.54%	$1,000.00	$1,043.40	$2.77
	Hypothetical (h)	0.54%	$1,000.00	$1,022.36	$2.74
R	Actual	1.04%	$1,000.00	$1,039.80	$5.32
	Hypothetical (h)	1.04%	$1,000.00	$1,019.85	$5.27
R1	Actual	1.63%	$1,000.00	$1,037.30	$8.32
	Hypothetical (h)	1.63%	$1,000.00	$1,016.90	$8.24
R2	Actual	1.28%	$1,000.00	$1,039.20	$6.54
	Hypothetical (h)	1.28%	$1,000.00	$1,018.65	$6.48
R3	Actual	1.18%	$1,000.00	$1,039.60	$6.03
	Hypothetical (h)	1.18%	$1,000.00	$1,019.15	$5.97
R4	Actual	0.93%	$1,000.00	$1,041.00	$4.76
	Hypothetical (h)	0.93%	$1,000.00	$1,020.41	$4.71
R5	Actual	0.64%	$1,000.00	$1,042.10	$3.28
	Hypothetical (h)	0.64%	$1,000.00	$1,021.86	$3.24
529A	Actual	1.13%	$1,000.00	$1,039.50	$5.78
	Hypothetical (h)	1.13%	$1,000.00	$1,019.40	$5.72
529B	Actual	1.79%	$1,000.00	$1,036.80	$9.14
	Hypothetical (h)	1.79%	$1,000.00	$1,016.09	$9.05
529C	Actual	1.79%	$1,000.00	$1,036.20	$9.14
	Hypothetical (h)	1.79%	$1,000.00	$1,016.09	$9.05

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

11/30/07

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.0%
Issuer	Shares/Par	Value ($)

Aerospace - 2.8%
Precision Castparts Corp.	310,020	$45,678,344
United Technologies Corp.	1,423,100	106,405,187

		$152,083,531
Alcoholic Beverages - 1.4%
Diageo PLC	3,405,630	$76,561,369

Apparel Manufacturers - 2.8%
LVMH Moet Hennessy Louis Vuitton S.A. (l)	720,960	$87,521,033
NIKE, Inc., “B”	1,049,810	68,920,027

		$156,441,060
Automotive - 0.9%
Bayerische Motoren Werke AG	694,590	$42,393,748
Harley-Davidson, Inc.	121,000	5,810,420

		$48,204,168
Biotechnology - 5.1%
Amgen, Inc. (a)	757,080	$41,828,670
Celgene Corp. (a)	698,290	42,979,750
Genentech, Inc. (a)	399,030	30,426,038
Genzyme Corp. (a)	1,596,640	119,636,235
Millipore Corp. (a)	561,940	46,011,647

		$280,882,340
Broadcasting - 1.8%
News Corp., “A”	2,721,600	$57,344,112
Omnicom Group, Inc.	892,000	43,485,000

		$100,829,112
Brokerage & Asset Managers - 3.3%
Bolsa De Mercadorias & Futuros (a)	201,600	$2,737,362
Charles Schwab Corp.	2,670,430	64,918,153
Deutsche Boerse AG	373,600	70,113,214
Franklin Resources, Inc.	125,850	15,502,203
ICAP PLC	2,160,300	30,636,588

		$183,907,520
Business Services - 4.2%
Amdocs Ltd. (a)	3,238,390	$107,158,325
Automatic Data Processing, Inc.	767,900	34,601,574

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
Fidelity National Information Services, Inc.	714,350	$30,874,207
Western Union Co.	2,553,510	57,709,326

		$230,343,432
Cable TV - 0.8%
Comcast Corp., “A” (a)	2,197,740	$45,141,580

Chemicals - 0.1%
3M Co.	47,600	$3,963,176

Computer Software - 6.0%
Citrix Systems, Inc. (a)	883,260	$32,662,955
Microsoft Corp.	4,311,750	144,874,800
Oracle Corp. (a)	6,030,440	121,694,279
VeriSign, Inc. (a)	797,400	32,613,660

		$331,845,694
Computer Software - Systems - 3.8%
Apple Computer, Inc. (a)	346,810	$63,195,718
Dell, Inc. (a)	1,757,280	43,123,651
EMC Corp. (a)	2,522,460	48,607,804
International Business Machines Corp.	279,600	29,408,328
Network Appliance, Inc. (a)	1,101,040	27,206,698

		$211,542,199
Consumer Goods & Services - 4.4%
Apollo Group, Inc., “A” (a)	342,710	$26,224,169
Colgate-Palmolive Co.	597,970	47,885,438
eBay, Inc. (a)	1,169,630	39,217,694
Procter & Gamble Co.	1,706,116	126,252,584

		$239,579,885
Electrical Equipment - 4.1%
Danaher Corp. (l)	1,222,180	$106,109,668
General Electric Co.	2,079,440	79,621,758
W.W. Grainger, Inc.	439,210	38,782,243

		$224,513,669
Electronics - 5.8%
Intel Corp.	3,795,540	$98,987,683
KLA-Tencor Corp.	1,046,250	50,303,700
National Semiconductor Corp.	1,466,500	33,524,190
Samsung Electronics Co. Ltd., GDR	234,539	71,534,395
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	6,263,711	62,136,013

		$316,485,981

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Integrated - 2.7%
Exxon Mobil Corp.	879,280	$78,396,605
Hess Corp.	532,390	37,916,816
Marathon Oil Corp.	555,200	31,035,680

		$147,349,101
Food & Beverages - 4.7%
General Mills, Inc.	724,900	$43,602,735
Nestle S.A.	228,020	109,464,115
PepsiCo, Inc.	1,396,270	107,764,119

		$260,830,969
Food & Drug Stores - 2.4%
CVS Caremark Corp.	2,693,416	$107,979,047
Walgreen Co.	712,700	26,077,693

		$134,056,740
Gaming & Lodging - 1.6%
International Game Technology	788,000	$34,404,080
Royal Caribbean Cruises Ltd.	1,306,740	53,001,374

		$87,405,454
General Merchandise - 1.5%
Family Dollar Stores, Inc.	1,185,060	$27,908,163
Target Corp.	892,710	53,616,163

		$81,524,326
Health Maintenance Organizations - 0.7%
UnitedHealth Group, Inc.	728,500	$40,067,500

Insurance - 1.1%
Aflac, Inc.	934,620	$58,544,597

Internet - 2.7%
Google, Inc., “A” (a)	212,070	$146,964,510

Leisure & Toys - 0.5%
Electronic Arts, Inc. (a)	479,370	$26,935,800

Major Banks - 3.1%
Bank of New York Mellon Corp.	1,124,752	$53,943,106
State Street Corp.	1,452,910	116,072,980

		$170,016,086

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical & Health Technology & Services - 0.6%
Cardinal Health, Inc.	468,530	$28,369,492
Patterson Cos., Inc. (a)	126,500	4,070,770

		$32,440,262
Medical Equipment - 4.5%
Advanced Medical Optics, Inc. (a)	1,765,120	$44,516,326
C.R. Bard, Inc.	311,100	26,297,283
Medtronic, Inc.	2,276,250	115,747,313
ResMed, Inc. (a)	985,500	45,135,900
Zimmer Holdings, Inc. (a)	282,600	18,292,698

		$249,989,520
Network & Telecom - 3.5%
Cisco Systems, Inc. (a)	4,995,270	$139,967,465
Juniper Networks, Inc. (a)	649,470	19,302,248
QUALCOMM, Inc.	743,520	30,320,746

		$189,590,459
Oil Services - 2.6%
Halliburton Co.	1,439,558	$52,702,218
Noble Corp.	682,920	35,600,620
Schlumberger Ltd.	281,650	26,320,193
Weatherford International Ltd. (a)	449,340	28,137,671

		$142,760,702
Other Banks & Diversified Financials - 2.6%
American Express Co.	1,414,440	$83,423,671
Moody’s Corp. (l)	586,290	22,079,681
UBS AG	788,873	39,893,498

		$145,396,850
Pharmaceuticals - 8.5%
Allergan, Inc.	860,950	$57,718,088
Bayer AG	404,760	33,377,336
Johnson & Johnson	1,441,460	97,644,500
Merck KGaA	242,300	31,467,420
Novartis AG, ADR	776,700	43,899,084
Roche Holding AG	614,290	117,036,067
Wyeth	1,807,050	88,726,155

		$469,868,650
Specialty Chemicals - 1.0%
Praxair, Inc.	655,360	$55,954,637

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Stores - 3.3%
CarMax, Inc. (a)(l)	1,759,780	$40,246,169
Lowe’s Cos., Inc.	1,113,280	27,175,165
Nordstrom, Inc.	942,310	31,605,077
Staples, Inc.	3,421,065	81,079,241

		$180,105,652
Telecommunications - Wireless - 1.2%
America Movil S.A.B. de C.V., “L”, ADR	1,048,600	$64,656,676

Tobacco - 0.6%
Altria Group, Inc.	416,080	$32,271,165

Trucking - 1.3%
FedEx Corp.	310,040	$30,529,639
United Parcel Service, Inc., “B”	546,520	40,267,594

		$70,797,233
Total Common Stocks (Identified Cost, $4,876,344,451)		$5,389,851,605

Money Market Funds (v) - 1.4%
MFS Institutional Money Market Portfolio, 5% at Cost and Net Asset Value	78,930,651	$78,930,651

Collateral for Securities Loaned - 1.9%
Citigroup Global Markets, Inc., Repurchase Agreement, 4.56%, dated 11/30/07, due 12/03/07, total to be received $75,028,500 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a individually traded account), at Cost	$75,000,000	$75,000,000
Morgan Stanley Repurchase Agreement, 4.59%, dated 11/30/07, due 12/03/07, total to be received $30,877,414 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in an individually traded account), at Cost	$30,865,608	30,865,608
Total Collateral for Securities Loaned, at Cost		$105,865,608
Total Investments (Identified Cost, $5,061,140,710)		$5,574,647,864

Other Assets, Less Liabilities - (1.3)%		(73,012,762)
Net Assets - 100.0%		$5,501,635,102

(a)	Non-income producing security.
(l)	All or a portion of this security is on loan.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
GDR	Global Depository Receipt

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/07

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $4,982,210,059)	$5,495,717,213
Underlying funds, at cost and value	78,930,651
Total investments, at value, including $100,890,239 of securities on loan (identified cost, $5,061,140,710)	$5,574,647,864
Cash	16,384,695
Receivable for investments sold	45,949,433
Receivable for fund shares sold	3,159,167
Interest and dividends receivable	5,790,883
Other assets	75,401
Total assets		$5,646,007,443
Liabilities
Payable for investments purchased	$18,628,435
Payable for fund shares reacquired	16,226,468
Collateral for securities loaned, at value	105,865,608
Payable to affiliates
Management fee	99,436
Shareholder servicing costs	2,414,205
Distribution and service fees	146,589
Administrative services fee	3,077
Program manager fees	142
Retirement plan administration and services fees	1,261
Payable for independent trustees’ compensation	426,332
Accrued expenses and other liabilities	560,788
Total liabilities		$144,372,341
Net assets		$5,501,635,102
Net assets consist of:
Paid-in capital	$9,212,995,815
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	513,594,228
Accumulated net realized gain (loss) on investments and foreign currency transactions	(4,240,584,469)
Undistributed net investment income	15,629,528
Net assets		$5,501,635,102
Shares of beneficial interest outstanding		363,857,524

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$4,019,277,362
Shares outstanding	259,464,883
Net asset value per share		$15.49
Offering price per share (100 / 94.25 X net asset value per share)		$16.44
Class B shares
Net assets	$857,627,799
Shares outstanding	61,364,512
Net asset value and offering price per share		$13.98
Class C shares
Net assets	$368,615,623
Shares outstanding	26,490,725
Net asset value and offering price per share		$13.91
Class I shares
Net assets	$57,138,579
Shares outstanding	3,601,187
Net asset value, offering price, and redemption price per share		$15.87
Class R shares
Net assets	$10,105,835
Shares outstanding	655,398
Net asset value, offering price, and redemption price per share		$15.42
Class R1 shares
Net assets	$8,623,491
Shares outstanding	619,566
Net asset value, offering price, and redemption price per share		$13.92
Class R2 shares
Net assets	$2,740,789
Shares outstanding	194,883
Net asset value, offering price, and redemption price per share		$14.06
Class R3 shares
Net assets	$31,371,078
Shares outstanding	2,058,040
Net asset value, offering price, and redemption price per share		$15.24
Class R4 shares
Net assets	$21,016,322
Shares outstanding	1,358,479
Net asset value, offering price, and redemption price per share		$15.47

Statement of Assets and Liabilities – continued

Class R5 shares
Net assets	$114,715,134
Shares outstanding	7,351,387
Net asset value, offering price, and redemption price per share		$15.60
Class 529A shares
Net assets	$7,986,355
Shares outstanding	522,918
Net asset value per share		$15.27
Offering price per share (100 / 94.25 X net asset value per share)		$16.20
Class 529B shares
Net assets	$992,418
Shares outstanding	71,918
Net asset value and offering price per share		$13.80
Class 529C shares
Net assets	$1,424,317
Shares outstanding	103,628
Net asset value and offering price per share		$13.74

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/07

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$70,270,085
Dividends from underlying funds	1,782,504
Interest	5,490,224
Other	709,745
Foreign taxes withheld	(1,396,892)
Total investment income		$76,855,666
Expenses
Management fee	$18,889,693
Distribution and service fees	28,995,805
Program manager fees	19,819
Shareholder servicing costs	10,305,456
Administrative services fee	595,473
Retirement plan administration and services fees	253,390
Independent trustees’ compensation	192,558
Custodian fee	511,794
Shareholder communications	576,875
Auditing fees	69,604
Legal fees	124,426
Miscellaneous	376,747
Total expenses		$60,911,640
Fees paid indirectly	(23,102)
Reduction of expenses by investment adviser	(32,387)
Net expenses		$60,856,151
Net investment income		$15,999,515
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions:
Non-affiliated issuers	$520,822,473
Foreign currency transactions	(34,788)
Net realized gain (loss) on investments and foreign currency transactions		$520,787,685
Change in unrealized appreciation (depreciation)
Investments	$120,223,627
Translation of assets and liabilities in foreign currencies	66,239
Net unrealized gain (loss) on investments and foreign currency translation		$120,289,866
Net realized and unrealized gain (loss) on investments and foreign currency		$641,077,551
Change in net assets from operations		$657,077,066

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 11/30
	2007	2006
Change in net assets
From operations
Net investment income (loss)	$15,999,515	$(2,227,014)
Net realized gain (loss) on investments and foreign currency transactions	520,787,685	160,500,792
Net unrealized gain (loss) on investments and foreign currency translation	120,289,866	314,213,728
Change in net assets from operations	$657,077,066	$472,487,506
Change in net assets from fund share transactions	$(1,235,006,428)	$(1,981,303,170)
Total change in net assets	$(577,929,362)	$(1,508,815,664)
Net assets
At beginning of period	6,079,564,464	7,588,380,128
At end of period (including undistributed net investment income of $15,629,528 and accumulated net investment loss of $221,314)	$5,501,635,102	$6,079,564,464

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 11/30
	2007	2006	2005		2004		2003
Net asset value, beginning of period	$13.79	$12.77	$11.88		$11.02		$9.98
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.02	$(0.00	)(w)	$0.05		$0.00	(w)
Net realized and unrealized gain (loss) on investments and foreign currency	1.64	1.00	0.94		0.81		1.04
Total from investment operations	$1.70	$1.02	$0.94		$0.86		$1.04
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.05)		$—		$—
Net asset value, end of period	$15.49	$13.79	$12.77		$11.88		$11.02
Total return (%) (r)(s)(t)	12.33	7.99	7.93		7.80	(b)	10.42	(j)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.93	0.96		0.92		0.95
Expenses after expense reductions (f)	0.90	0.93	0.96		0.92		N/A
Net investment income (loss)	0.43	0.17	(0.03)		0.44		0.01
Portfolio turnover	49	91	125		141		283
Net assets at end of period (000 omitted)	$4,019,277	$3,937,421	$4,771,192		$5,540,056		$7,079,160

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 11/30
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$12.52	$11.68	$10.88	$10.16	$9.27
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.06)	$(0.08)	$(0.02)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	1.49	0.90	0.88	0.74	0.95
Total from investment operations	$1.46	$0.84	$0.80	$0.72	$0.89
Net asset value, end of period	$13.98	$12.52	$11.68	$10.88	$10.16
Total return (%) (r)(s)(t)	11.66	7.19	7.35	7.09 (b)	9.60 (j)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.58	1.61	1.56	1.60
Expenses after expense reductions (f)	1.55	1.58	1.61	1.56	N/A
Net investment loss	(0.20)	(0.48)	(0.68)	(0.17)	(0.64)
Portfolio turnover	49	91	125	141	283
Net assets at end of period (000 omitted)	$857,628	$1,389,908	$1,947,597	$2,415,346	$2,778,509

Class C	Years ended 11/30
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$12.47	$11.62	$10.83	$10.11	$9.23
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.06)	$(0.08)	$(0.02)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	1.47	0.91	0.87	0.74	0.94
Total from investment operations	$1.44	$0.85	$0.79	$0.72	$0.88
Net asset value, end of period	$13.91	$12.47	$11.62	$10.83	$10.11
Total return (%) (r)(s)(t)	11.55	7.31	7.29	7.12 (b)	9.53 (j)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.58	1.61	1.56	1.60
Expenses after expense reductions (f)	1.55	1.58	1.61	1.56	N/A
Net investment loss	(0.20)	(0.48)	(0.68)	(0.19)	(0.64)
Portfolio turnover	49	91	125	141	283
Net assets at end of period (000 omitted)	$368,616	$451,097	$584,360	$739,534	$911,333

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 11/30
	2007	2006		2005	2004		2003
Net asset value, beginning of period	$14.07	$12.99		$12.08	$11.17		$10.08
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.07		$0.04	$0.08		$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	1.68	1.01		0.97	0.83		1.05
Total from investment operations	$1.80	$1.08		$1.01	$0.91		$1.09
Less distributions declared to shareholders
From net investment income	$—	$—		$(0.10)	$—		$—
Net asset value, end of period	$15.87	$14.07		$12.99	$12.08		$11.17
Total return (%) (r)(s)	12.79	8.31		8.38	8.15	(b)	10.81	(j)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	0.58		0.61	0.57		0.60
Expenses after expense reductions (f)	0.56	0.58		0.61	0.57		N/A
Net investment income	0.82	0.51		0.32	0.67		0.36
Portfolio turnover	49	91		125	141		283
Net assets at end of period (000 omitted)	$57,139	$86,309		$122,728	$133,502		$285,467

Class R	Years ended 11/30
	2007	2006		2005	2004		2003(i)
Net asset value, beginning of period	$13.75	$12.76		$11.87	$11.02		$9.23
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.00	(w)	$(0.02)	$0.05		$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	1.63	0.99		0.95	0.80		1.80
Total from investment operations	$1.67	$0.99		$0.93	$0.85		$1.79
Less distributions declared to shareholders
From net investment income	$—	$—		$(0.04)	$—		$—
Net asset value, end of period	$15.42	$13.75		$12.76	$11.87		$11.02
Total return (%) (r)(s)	12.15	7.76		7.89	7.71	(b)	19.39	(j)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.08		1.12	1.07		1.10	(a)
Expenses after expense reductions (f)	1.06	1.08		1.12	1.07		N/A
Net investment income (loss)	0.31	0.03		(0.17)	0.42		(0.15	)(a)
Portfolio turnover	49	91		125	141		283
Net assets at end of period (000 omitted)	$10,106	$49,392		$51,749	$29,239		$14,105

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 11/30
	2007		2006	2005(i)
Net asset value, beginning of period	$12.48		$11.66	$10.86
Income (loss) from investment operations
Net investment loss (d)	$(0.05)		$(0.07)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	1.49		0.89	0.86
Total from investment operations	$1.44		$0.82	$0.80
Net asset value, end of period	$13.92		$12.48	$11.66
Total return (%) (r)(s)	11.54		7.03	7.37	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66		1.77	1.82	(a)
Expenses after expense reductions (f)	1.64		1.67	1.78	(a)
Net investment loss	(0.37)		(0.56)	(0.80	)(a)
Portfolio turnover	49		91	125
Net assets at end of period (000 omitted)	$8,623		$2,495	$1,008

Class R2	Years ended 11/30
	2007		2006	2005(i)
Net asset value, beginning of period	$12.57		$11.69	$10.86
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$(0.03)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	1.49		0.91	0.87
Total from investment operations	$1.49		$0.88	$0.83
Net asset value, end of period	$14.06		$12.57	$11.69
Total return (%) (r)(s)	11.85		7.53	7.64	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.32		1.48	1.51	(a)
Expenses after expense reductions (f)	1.29		1.33	1.47	(a)
Net investment loss	(0.02)		(0.22)	(0.54	)(a)
Portfolio turnover	49		91	125
Net assets at end of period (000 omitted)	$2,741		$392	$274

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 11/30
	2007	2006	2005	2004		2003(i)
Net asset value, beginning of period	$13.61	$12.64	$11.82	$11.02		$11.02
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.01)	$(0.04)	$0.00	(w)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	1.62	0.98	0.94	0.80		(0.00	)(g)(w)
Total from investment operations	$1.63	$0.97	$0.90	$0.80		$(0.00	)(w)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.08)	$—		$—
Net asset value, end of period	$15.24	$13.61	$12.64	$11.82		$11.02
Total return (%) (r)(s)	11.98	7.67	7.64	7.26	(b)	0.00	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.32	1.37	1.33		1.44	(a)
Expenses after expense reductions (f)	1.19	1.22	1.34	1.33		N/A
Net investment income (loss)	0.10	(0.11)	(0.37)	0.03		(0.34	)(a)
Portfolio turnover	49	91	125	141		283
Net assets at end of period (000 omitted)	$31,371	$8,091	$4,216	$708		$5

Class R4	Years ended 11/30
	2007	2006	2005(i)
Net asset value, beginning of period	$13.78	$12.77	$11.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.02	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	1.64	0.99	0.95
Total from investment operations	$1.69	$1.01	$0.94
Net asset value, end of period	$15.47	$13.78	$12.77
Total return (%) (r)(s)	12.26	7.91	7.95	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.96	1.03	(a)
Expenses after expense reductions (f)	0.95	0.96	1.03	(a)
Net investment income (loss)	0.38	0.15	(0.11	)(a)
Portfolio turnover	49	91	125
Net assets at end of period (000 omitted)	$21,016	$11,375	$1,016

See Notes to Financial Statements

Financial Statements – continued

Class R5	Years ended 11/30
	2007	2006	2005(i)
Net asset value, beginning of period	$13.85	$12.80	$11.83
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.06	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	1.64	0.99	0.94
Total from investment operations	$1.75	$1.05	$0.97
Net asset value, end of period	$15.60	$13.85	$12.80
Total return (%) (r)(s)	12.64	8.20	8.20	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.66	0.68	0.70	(a)
Expenses after expense reductions (f)	0.66	0.68	0.70	(a)
Net investment income	0.74	0.43	0.48	(a)
Portfolio turnover	49	91	125
Net assets at end of period (000 omitted)	$114,715	$136,104	$97,541

Class 529A	Years ended 11/30
	2007	2006	2005	2004		2003
Net asset value, beginning of period	$13.63	$12.66	$11.79	$10.96		$9.97
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$(0.01)	$(0.03)	$0.04		$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	1.61	0.98	0.94	0.79		1.01
Total from investment operations	$1.64	$0.97	$0.91	$0.83		$0.99
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.04)	$—		$—
Net asset value, end of period	$15.27	$13.63	$12.66	$11.79		$10.96
Total return (%) (r)(s)(t)	12.03	7.66	7.77	7.57	(b)	9.93 (j)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.18	1.22	1.17		1.20
Expenses after expense reductions (f)	1.15	1.18	1.22	1.17		N/A
Net investment income (loss)	0.18	(0.07)	(0.27)	0.39		(0.24)
Portfolio turnover	49	91	125	141		283
Net assets at end of period (000 omitted)	$7,986	$3,791	$3,203	$2,070		$1,068

See Notes to Financial Statements

Financial Statements – continued

Class 529B	Years ended 11/30
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$12.40	$11.59	$10.83	$10.13	$9.26
Income (loss) from investment operations
Net investment loss (d)	$(0.06)	$(0.09)	$(0.10)	$(0.03)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	1.46	0.90	0.86	0.73	0.95
Total from investment operations	$1.40	$0.81	$0.76	$0.70	$0.87
Net asset value, end of period	$13.80	$12.40	$11.59	$10.83	$10.13
Total return (%) (r)(s)(t)	11.29	6.99	7.02	6.91 (b)	9.40 (j)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.83	1.87	1.81	1.85
Expenses after expense reductions (f)	1.80	1.83	1.87	1.81	N/A
Net investment loss	(0.45)	(0.73)	(0.92)	(0.30)	(0.89)
Portfolio turnover	49	91	125	141	283
Net assets at end of period (000 omitted)	$992	$587	$589	$478	$285

Class 529C	Years ended 11/30
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$12.34	$11.54	$10.78	$10.09	$9.22
Income (loss) from investment operations
Net investment loss (d)	$(0.06)	$(0.09)	$(0.10)	$(0.04)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	1.46	0.89	0.86	0.73	0.95
Total from investment operations	$1.40	$0.80	$0.76	$0.69	$0.87
Net asset value, end of period	$13.74	$12.34	$11.54	$10.78	$10.09
Total return (%) (r)(s)(t)	11.35	6.93	7.05	6.84 (b)	9.44 (j)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.83	1.87	1.81	1.86
Expenses after expense reductions (f)	1.80	1.83	1.87	1.81	N/A
Net investment loss	(0.46)	(0.72)	(0.92)	(0.34)	(0.88)
Portfolio turnover	49	91	125	141	283
Net assets at end of period (000 omitted)	$1,424	$996	$952	$765	$606

See Notes to Financial Statements

Financial Statements – continued

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)	Annualized.
(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.03 per share based on shares outstanding on the day the proceeds were recorded. Excluding the effect of this accrual from the ending net asset value per share, Class A, Class B, Class C, Class I, Class R, Class R3, Class 529A, Class 529B and Class 529C total returns for the year ended November 30, 2004 would have been lower by 0.25%, respectively.
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, December 31, 2002 (Class R), October 31, 2003 (Class R3), and April 1, 2005 (Classes R1, R2, R4, and R5) through the stated period end.
(j)	The fund’s total return calculation include proceeds received on March 26, 2003 from a non-recurring litigation settlement, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of less than $0.01 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund’s ending net asset value per share, the Class A, Class B, Class C, Class I, Class R, Class 529A, Class 529B and Class 529C total returns for the year ended November 30, 2003 would have been lower by approximately 0.07%, 0.08%, 0.08%, 0.07%, 0.08%, 0.08%, 0.09% and 0.09%, respectively.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

Massachusetts Investors Growth Stock Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any

Notes to Financial Statements – continued

fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities

Notes to Financial Statements – continued

in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. Security lending activity is further collateralized by an irrevocable standby letter of credit. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All

Notes to Financial Statements – continued

discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended November 30, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and capital loss carryforwards assumed as a result of the acquisition of MFS Growth Opportunities Fund.

The fund declared no distributions for the years ended November 30, 2007 and November 30, 2006.

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/07
Cost of investments	$5,103,412,248
Gross appreciation	658,112,939
Gross depreciation	(186,877,323)
Net unrealized appreciation (depreciation)	$471,235,616
Undistributed ordinary income	$15,937,166
Capital loss carryforwards	(4,198,312,931)
Other temporary differences	(220,564)

As of November 30, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

11/30/08	$(73,177,960)
11/30/09	(1,825,413,772)
11/30/10	(2,299,721,199)
$(4,198,312,931)

The availability of a portion of the capital loss carryforwards, which were acquired on June 22, 2007 in connection with the MFS Growth Opportunities Fund merger, may be limited in a given year.

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund’s financial statements.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall

Notes to Financial Statements – continued

investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $128,843 and $1,950 for the year ended November 30, 2007, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan(d)	Annual Effective Rate(e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.35%	$13,592,375
Class B	0.75%	0.25%	1.00%	1.00%	11,027,471
Class C	0.75%	0.25%	1.00%	1.00%	4,037,213
Class J (f)	0.75%	0.25%	1.00%	1.00%	9,299
Class R	0.25%	0.25%	0.50%	0.50%	132,840
Class R1	0.50%	0.25%	0.75%	0.75%	29,830
Class R2	0.25%	0.25%	0.50%	0.50%	6,118
Class R3	0.25%	0.25%	0.50%	0.50%	79,006
Class R4	—	0.25%	0.25%	0.25%	40,125
Class 529A	0.25%	0.25%	0.50%	0.35%	20,325
Class 529B	0.75%	0.25%	1.00%	1.00%	8,582
Class 529C	0.75%	0.25%	1.00%	1.00%	12,621
Total Distribution and Service Fees					$28,995,805

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended November 30, 2007 based on each class’ average daily net assets. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% annually. 0.10% of the Class 529A distribution fee is currently being paid by the fund. Payment of the remaining 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine.
(f)	Includes fees that MFD pays to financial intermediaries and for services rendered as the fund’s agent company in Japan. Class J shares closed on June 15, 2007.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within

Notes to Financial Statements – continued

12 months of purchase. Class B and Class 529B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended November 30, 2007, were as follows:

Amount
Class A	$40,193
Class B	1,167,202
Class C	22,996
Class 529B	1,015
Class 529C	—

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% of the average daily net assets attributable to each 529 share class. The fee is based on average daily net assets and is currently established at 0.25% annually of average daily net assets of the fund’s 529 share classes. The fee may only be increased with the approval of the Board of Trustees who oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended November 30, 2007, were as follows:

Amount
Class 529A	$14,519
Class 529B	2,145
Class 529C	3,155
Total Program Manager Fees	$19,819

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended November 30, 2007, the fee was $2,842,237, which equated to 0.0496% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended November 30, 2007, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $7,161,980. The fund may also pay shareholder servicing related costs directly to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.

Notes to Financial Statements – continued

Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended November 30, 2007 was equivalent to an annual effective rate of 0.0104% of the fund’s average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may be provided directly by MFS or by a third party. MFS may subsequently pay all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended November 30, 2007, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

	Beginning of period through 3/31/07	Effective 4/1/07	Annual Effective Rate (g)	Total Amount
Class R1	0.45%	0.35%	0.35%	$14,781
Class R2	0.40%	0.25%	0.25%	3,402
Class R3	0.25%	0.15%	0.15%	26,727
Class R4	0.15%	0.15%	0.15%	24,046
Class R5	0.10%	0.10%	0.10%	184,434
Total Retirement Plan Administration and Services Fees				$253,390

(g)	Prior to April 1, 2007, MFS had agreed in writing to waive a portion of the retirement plan administration and services fee equal to 0.10% for Class R1, 0.15% for Class R2, and 0.10% for Class R3 shares. This agreement was discontinued on March 31, 2007. On April 1, 2007, the annual retirement plan administration and services fee for Class R1, Class R2, and Class R3 shares was lowered to 0.35%, 0.25%, and 0.15%, respectively. For the year ended November 30, 2007, the waiver amounted to $4,228 and is reflected as a reduction of total expenses in the Statement of Operations.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $14,397. The fund also has an unfunded retirement benefit deferral plan for certain independent

Notes to Financial Statements – continued

trustees which resulted in an expense of $27,846. Both amounts are included in independent trustees’ compensation for the year ended November 30, 2007. The liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $350,931 at November 30, 2007, and is included in payable for independent trustees’ compensation.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the Plan) independent trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Trustees are no longer allowed to defer compensation under the Plan. Amounts previously deferred are treated as though equivalent dollar amounts had been invested in shares of certain MFS funds selected by the trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent trustees’ compensation is $75,401 of deferred trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended November 30, 2007, the fee paid to Tarantino LLC was $36,442. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $28,159, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

The fund may invest in a money market fund managed by MFS which seeks preservation of capital and current income. Income earned on these investments is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $2,753,330,711 and $4,362,142,585, respectively.

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 11/30/07		Year ended 11/30/06
	Shares	Amount	Shares	Amount
Shares sold
Class A	68,251,008	$999,165,400	49,929,965	$649,122,488
Class B	2,832,410	37,752,937	4,860,154	57,749,301
Class C	1,211,753	16,149,876	2,004,288	23,718,072
Class I	3,884,367	59,449,289	1,628,793	21,727,740
Class J	42,730	530,616	25,799	307,654
Class R	546,520	8,016,029	1,034,455	13,469,068
Class R1	700,675	9,284,619	167,481	1,993,453
Class R2	212,122	2,847,470	54,385	642,360
Class R3	2,392,021	35,020,869	604,710	7,744,164
Class R4	1,730,895	24,785,641	983,844	12,845,742
Class R5	11,200,460	159,864,282	5,413,572	70,930,770
Class 529A	288,800	4,108,743	55,667	719,090
Class 529B	40,069	506,054	4,902	57,670
Class 529C	40,366	509,769	9,754	115,236
	93,374,196	$1,357,991,594	66,777,769	$861,142,808

Shares issued in connection with acquisition of MFS Growth Opportunities Fund
Class A	21,993,175	$324,235,567
Class B	979,708	13,068,221
	22,972,883	$337,303,788

Shares reacquired
Class A	(116,306,366)	$(1,695,358,188)	(137,928,490)	$(1,795,845,918)
Class B	(53,439,260)	(700,407,914)	(60,685,449)	(719,139,930)
Class C	(10,901,765)	(142,377,250)	(16,095,540)	(190,297,812)
Class I	(6,415,423)	(97,293,031)	(4,944,413)	(65,495,428)
Class J	(172,269)	(2,263,810)	(65,190)	(766,213)
Class R	(3,483,029)	(50,455,002)	(1,499,227)	(19,461,640)
Class R1	(280,941)	(3,596,344)	(54,142)	(642,263)
Class R2	(48,451)	(634,263)	(46,644)	(561,261)
Class R3	(928,442)	(13,538,529)	(343,865)	(4,449,422)
Class R4	(1,197,892)	(16,980,000)	(237,928)	(3,074,818)
Class R5	(13,673,053)	(206,349,572)	(3,209,880)	(42,087,024)
Class 529A	(44,001)	(618,710)	(30,620)	(392,949)
Class 529B	(15,501)	(203,318)	(8,403)	(95,393)
Class 529C	(17,463)	(225,879)	(11,587)	(135,907)
	(206,923,856)	$(2,930,301,810)	(225,161,378)	$(2,842,445,978)

Notes to Financial Statements – continued

	Year ended 11/30/07		Year ended 11/30/06
	Shares	Amount	Shares	Amount

Net change
Class A	(26,062,183)	$(371,957,221)	(87,998,525)	$(1,146,723,430)
Class B	(49,627,142)	(649,586,756)	(55,825,295)	(661,390,629)
Class C	(9,690,012)	(126,227,374)	(14,091,252)	(166,579,740)
Class I	(2,531,056)	(37,843,742)	(3,315,620)	(43,767,688)
Class J (f)	(129,539)	(1,733,194)	(39,391)	(458,559)
Class R	(2,936,509)	(42,438,973)	(464,772)	(5,992,572)
Class R1	419,734	5,688,275	113,339	1,351,190
Class R2	163,671	2,213,207	7,741	81,099
Class R3	1,463,579	21,482,340	260,845	3,294,742
Class R4	533,003	7,805,641	745,916	9,770,924
Class R5	(2,472,593)	(46,485,290)	2,203,692	28,843,746
Class 529A	244,799	3,490,033	25,047	326,141
Class 529B	24,568	302,736	(3,501)	(37,723)
Class 529C	22,903	283,890	(1,833)	(20,671)
	(90,576,777)	$(1,235,006,428)	(158,383,609)	$(1,981,303,170)

(f)	Class J shares closed on June 15, 2007.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended November 30, 2007, the fund’s commitment fee and interest expense were $26,316 and $25, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Gain Contingency

The fund’s investment adviser, MFS, was the subject of an administrative proceeding concerning market timing which resulted in the Securities and Exchange Commission (the “SEC”) entering an order approving a settlement with MFS and two of its former officers (the “Settlement Order”). Under the terms of the Settlement Order, MFS transferred $175 million in disgorgement and $50 million in penalty (the “Payments”) to a Fair Fund established by the SEC, from which settlement funds will be distributed to current and former shareholders of the fund and certain other affected MFS retail funds. The Payments will be distributed to shareholders in accordance with a plan

Notes to Financial Statements – continued

developed by an independent distribution consultant (the “IDC”) in consultation with MFS and the Board of Trustees of the MFS retail funds. The plan was approved in July 2007 by the SEC. Pursuant to the distribution plan, after the distributions to eligible shareholders have been made, residual amounts, if any, may be available for distribution to the fund and certain other affected MFS retail funds. Payments made by third parties into other settlement funds to remediate harm caused by the third party’s late or excessive trading in certain MFS funds may also become part of the residual amounts. At this time, the residual amounts, if any, cannot be reasonably estimated and the fund has not accrued an estimate for any amounts to be received.

(8)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market
Portfolio	—	968,646,151	889,715,500	78,930,651

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market
Portfolio	$—	$—	$1,782,504	$78,930,651

(9)	Acquisitions

At close of business on June 22, 2007, the fund acquired all of the assets and liabilities of MFS Growth Opportunities Fund. The acquisition was accomplished by a tax-free exchange of 22,972,883 shares of the fund (valued at $337,303,788) for all of the assets and liabilities of MFS Growth Opportunities Fund. MFS Growth Opportunities Fund then distributed the shares of the fund that MFS Growth Opportunities Fund received from the fund to its shareholders. MFS Growth Opportunities Fund’s net assets on that date were $337,303,788, including $36,609,920 of unrealized appreciation, $123,813 of accumulated net investment loss, and $276,964,462 of accumulated net realized loss on investments. These assets were combined with those of the fund. The aggregate net assets of the fund after the acquisition were $5,916,916,312.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of

Massachusetts Investors Growth Stock Fund:

We have audited the accompanying statement of assets and liabilities of Massachusetts Investors Growth Stock Fund (the Fund), including the portfolio of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Investors Growth Stock Fund at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 16, 2008

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of January 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
INTERESTED TRUSTEES
Robert J. Manning(k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen(k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); MIT Sloan School (education), Senior Lecturer (since 2006); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; Eastern Enterprises (diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)
Robert E. Butler(n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (since 2002)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer
(until May 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)
OFFICERS
Maria F. Dwyer(k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)
Tracy Atkinson(k) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)
Christopher R. Bohane(k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)
Ethan D. Corey(k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
David L. DiLorenzo(k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)
Timothy M. Fagan(k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)
Mark D. Fischer(k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)
Brian E. Langenfeld(k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)
Ellen Moynihan(k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(h)	Principal Occupations During the Past Five Years & Other Directorships(j)
Susan A. Pereira(k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)
Mark N. Polebaum(k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)
Richard S. Weiztel(k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)
James O. Yost(k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
Jeffrey Constantino Stephen Pesek Maureen Pettirossi

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“MFS peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2006 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the independent Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2006, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The independent Trustees further noted that the Fund’s relative performance for the three-year period ended December 31, 2006 had improved in comparison to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that, according to the Lipper data, the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Lipper expense group median noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the fund’s name under “Select a fund” on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2007 income tax forms in January 2008. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and

literature

Shareholders

1-800-225-2606

8 a.m. to 8 p.m. ET

Investment professionals

1-800-343-2829

8 a.m. to 8 p.m. ET

Retirement plan services

1-800-637-1255

8 a.m. to 8 p.m. ET

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

500 Boylston Street

Boston, MA 02116-3741

Go paperless with eDelivery: Arrange to have MFS® send prospectuses, reports, and proxies directly to your e-mail inbox. You’ll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

Sign up: If your account is registered with us, simply go to mfs.com, log in to your account via MFS® Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the series of the Registrant (the series referred to as the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2007 and 2006, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2007	2006
Fees billed by E&Y:
Massachusetts Investors Growth Stock Fund	44,445	40,970

For the fiscal years ended November 30, 2007 and 2006, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2007	2006	2007	2006	2007	2006
Fees billed by E&Y:
To Massachusetts Investors Growth Stock Fund	0	0	8,995	9,027	0	144
To MFS and MFS Related Entities of Massachusetts Investors Growth Stock Fund*	0	0	0	0	0	0

	2007		2006
Aggregate fees for non-audit services:
To Massachusetts Investors Growth Stock Fund, MFS and MFS Related Entities#	187,233		112,234

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MASSACHUSETTS INVESTORS GROWTH STOCK FUND

By	(Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: January 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: January 16, 2008

By	(Signature and Title)*	TRACY ATKINSON
Tracy Atkinson, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 16, 2008

*	Print name and title of each signing officer under his or her signature.